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                                                                   Exhibit 10.14
                           MERIDIAN DIAGNOSTICS, INC.

                                      1996

                                STOCK OPTION PLAN


                                     ARTICLE

                                   OBJECTIVES

                  Meridian Diagnostics, Inc. ("Meridian") has established this Stock Option Plan effective November 14, 1995 as an incentive to the attraction and retention of dedicated and loyal employees of outstanding ability, to stimulate the efforts of such persons in meeting the Company's objectives and to encourage ownership of the Company's Common Stock by employees.


                                    ARTICLE 2

                                   DEFINITIONS

         2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                  A. "Code" means the Internal Revenue Code of 1986.

                  B. The "Company" means Meridian and any subsidiary of Meridian, as the term "subsidiary" is defined in Section 424(f) of the Code.

                  C. "Date of Exercise" means the date on which the Company has received a written notice of exercise of an Option, in such form as is acceptable to the Committee, and full payment of the purchase price.

                  D. "Date of Grant" means the date on which the Committee makes an award of an Option.

                  E. "Eligible Employee" means any individual who performs services for the Company and is treated as an employee for federal income tax purposes.

                  F. "Fair Market Value" means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining Fair Market Value under either method prescribed in the previous sentence.

                  G. "Incentive Stock Option" shall have the same meaning as given to that term by Section 422 of the Code.
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                  H. "Nonqualified Stock Option" means any Option granted under the Plan which is not considered an Incentive Stock Option.

                  I. "Option" means the right to purchase a stated number of Shares at a specified price. The option may be granted to an Eligible Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

                  J. "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant in the case of an Incentive Stock Option.

                  K. "Permanent and Total Disability" shall mean any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  L. "Plan" means this 1996 Stock Option Plan as it may be amended from time to time.

                  M. "Share" means one share of the Common Stock, no par value, of the Company.

                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 The Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company. The Committee shall be comprised solely of three or more directors each of whom shall be (i) a "disinterested person" as defined under Rule 16b-3 of the Securities and Exchange Act of 1934 (the "Act") and (ii) an "outside director" to the extent required by Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Notwithstanding the foregoing, to the extent relevant state law now or hereafter permits, the Committee may be comprised solely of two or more such directors.

         Actions shall be taken by a majority of the Committee.

         3.2 Except as specifically limited by the provisions of the Plan, the Committee in its discretion shall have the authority to:

                  A. Determine which Eligible Employees shall be granted
         Options;

                  B. Determine the number of Shares which may be subject to each Option;

                  C. Determine the Option Price;

                  D. Determine the term of each Option;
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                  E. Determine whether each Option is an Incentive Stock Option or Nonqualified Stock Option;

                  F. Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

                  G. Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

         3.3 Any action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon all persons, and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

         3.4 No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder, and to the extent permitted by law, all members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action.

                                    ARTICLE 4

                             SHARES SUBJECT TO PLAN

         4.1 The Shares that may be made subject to Options granted under the Plan shall not exceed 200,000 Shares in the aggregate. Except as provided in
Section 4.2, upon lapse or termination of any Option for any reason without being completely exercised, the Shares which were subject to such Option may again be subject to other Options.

         4.2 The maximum number of Shares with respect to which options may be granted to any employee during each fiscal year of the Company is 50,000 Shares. If an Option is canceled, it continues to be counted against the maximum number of Shares for which Options may be granted to an employee. If an Option is repriced, the transaction is treated as a cancellation of the Option and a grant of a new Option.

                                    ARTICLE 5

                               GRANTING OF OPTIONS

         Subject to the terms and conditions of the Plan, the Committee may, from time to time prior to November 14, 2005, grant Options to Eligible Employees on such terms and conditions as the Committee may determine. More than one Option may be granted to the same Eligible Employee.


                                    ARTICLE 6

                                TERMS OF OPTIONS

         6.1 Subject to specific provisions relating to Incentive Stock Options set forth in Article 9, each Option shall be for a term of from one to ten years from the Date of Grant and may not be exercised during the first twelve months of the term of said Option. Commencing on the first anniversary of the Date of Grant of an Option, the Option may be exercised for 25% of the total Shares covered by the Option with an additional
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25% of the total Shares covered by the Option becoming exercisable on each succeeding anniversary until the Option is exercisable to its full extent. This right of exercise shall be cumulative and shall be exercisable in whole or in part. The Committee in its sole discretion may permit particular holders of Options to exercise an Option to a greater extent than provided herein. The Committee may establish a different exercise schedule and impose other conditions upon exercise for any particular Option or groups of Options.

         6.2 The holder of an Option must remain continuously in the service of the Company as an employee for a period of at least twelve months. Nothing contained in this Plan or in any Option granted pursuant to it shall confer upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate employment at any time. So long as a holder of an Option shall continue to be an employee of the Company, the Option shall not be affected by any change of the employee's duties or position.

                                    ARTICLE 7

                               EXERCISE OF OPTIONS

         Any person entitled to exercise an Option in whole or in part, may do so by delivering a written notice of exercise to the Company, attention Corporate Secretary, at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased.

                                    ARTICLE 8

                             PAYMENT OF OPTION PRICE

         8.1 Payment of the Option Price may be made in cash, by the tender of Shares, or both. Shares tendered shall be valued at their Fair Market Value on the date of tender.

         8.2 Payment through tender of Shares may be made by instruction from the Optionee to the Company to withhold from the Shares issuable upon exercise that number which have a Fair Market Value on the date of tender equal to the exercise price for the Option or portion thereof being exercised.

                                    ARTICLE 9

             INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

         9.1 The Committee in its discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

         9.2 Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan. In addition, the Incentive Stock Option shall be subject to the following specific provisions:
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                  A. At the time the Incentive Stock Option is granted, if the
         Eligible Employee owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then:

                           (i) The Option Price must equal at least 110% of the
                  Fair Market Value on the Date of Grant; and

                           (ii) The term of the Option shall not be greater than
                  five years from the Date of Grant.

                  B. The aggregate Fair Market Value of Shares (determined at the Date of Grant) with respect to which Incentive Stock Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by the Company shall not exceed $100,000.

         9.3 If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Stock Option to the extent that the grant is in conflict with these restrictions.

                                   ARTICLE 10

                            TRANSFERABILITY OF OPTION

         During the lifetime of an Eligible Employee to whom an Option has been granted, such Option is not transferable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Eligible Employee to whom an Option has been granted, the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

                                   ARTICLE 11

                             TERMINATION OF OPTIONS

         11.1     An Option will terminate as follows:

                  A.       Upon exercise or expiration by its terms.

                  B. Except as provided in Subsection 11.1.C, upon termination of employment for reasons other than cause, the then-exercisable portion of any Option will terminate on the 60th day after the date of termination. The portion not then exercisable will terminate on the date of termination of employment. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment.

                  C. If an Eligible Employee holding an Option dies or becomes subject to a Permanent and Total Disability while employed by the Company, or within 60 days after termination of employment, for reasons other than cause, such Option may be exercised, to the extent exercisable on the date of death, Permanent and Total Disability or termination of employment, at any time within one year after the date the employment of such Eligible
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         Employee terminated, by the estate or guardian of such person or by those persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

                  D. Options shall terminate immediately if employment is terminated for cause. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, intentional harm to the Company's reputation, material breach of the optionee's duty of fidelity to the Company, the use of illegal drugs, the commission of a criminal act, willful violation of Company policy, or trading in securities of the Company for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

                  E. If an Eligible Employee holding an Option violates any terms of any written employment or noncompetition agreement between the Company and the Eligible Employee, all existing options held by such Employee will terminate. In addition, if at the time of such violation the Employee has exercised Options but has not received certificates for the shares to be issued, the Company may void the Option and its exercise. Any such actions by the Company shall be in addition to any other rights or remedies available to the Company in such circumstances.

         11.2 Except as provided in Article 12 hereof, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Eligible Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated. In addition, notwithstanding anything contained herein, no option may be exercised in any event after the expiration of ten years from the date of grant of such option.

                                   ARTICLE 12

                     ADJUSTMENTS TO SHARES AND OPTION PRICE

         12.1 In the event of changes in the outstanding Common Stock of the Company as a result of stock dividends, splitups, recapitalizations, combinations of Shares or exchanges of Shares, the number and class of Shares for all purposes covered by the Plan and number and class of Shares and price per Share for each Option and each outstanding Option covered by the Plan shall be correspondingly adjusted by the Committee.

         12.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

         12.3 In the event of the dissolution or liquidation of the Company or any merger, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Option shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Option and each such holder shall have the right during such period following notice to exercise the Option as to all or any part of the Shares for which it is exercisable at the time of such notice. The Committee, in its sole discretion, may provide that Options in such circumstances may be exercised to an extent greater than the number of shares for which they were exercisable at the time of such a notice.
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         12.4 All outstanding Options shall become immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner," as defined in Rule 13d-3 under the Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                                   ARTICLE 13

                                OPTION AGREEMENTS

         13.1 All Options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee in its sole discretion may determine.

         13.2 Each optionee, by acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on the optionee's own behalf and on behalf of the optionee's heirs, assigns and legal representatives, by all terms and conditions of this Plan.

                                   ARTICLE 14

                       AMENDMENT OR DISCONTINUANCE OF PLAN

         14.1 The Board of Directors of the Company may at any time amend, suspend, or discontinue the Plan; provided, however, that no amendments by the Board of Directors of the Company shall, without further approval of the shareholders of the Company:

                  A. Change the definition of Eligible Employees;

                  B. Except as provided in Articles 4 and 12 hereof, increase the number of Shares which may be subject to Options granted under the Plan.

                  C. Cause the Plan or any Option granted under the Plan to fail to (i) be excluded from the $1 million deduction limitation imposed by
         Section 162(m) of the Code, or (ii) qualify as an "Incentive Stock Option" as defined by Section 422 of the Code.

         14.2 No amendment or discontinuance of the Plan shall alter or impair any Option granted under the Plan without the consent of the holder thereof.
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                                   ARTICLE 15

                                 EFFECTIVE DATE

         This Plan shall become effective as of November 14, 1995, having been adopted by the Board of Directors of the Company on such date subject to approval by the affirmative vote of the holders of a majority of the shares of Capital Stock of the Company voting on the issue, and all Options granted prior to such approval are expressly conditioned upon such approval being received. If shareholder approval is not received, within 12 months of the effective date, Options granted pursuant to this Plan shall be null and void.

                                   ARTICLE 16

                                  MISCELLANEOUS

         16.1 Nothing contained in this Plan or in any action taken by the Board of Directors or shareholders of the Company shall constitute the granting of an Option. An Option shall be granted only at such time as a written Option shall have been executed and delivered to the respective employee and the employee shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

         16.2 Certificates for Shares purchased through exercise of Options will be issued in regular course after exercise of the Option and payment therefor as called for by the terms of the Option but in no event shall the Company be obligated to issue certificates more often than once each quarter of each fiscal year. No persons holding an Option or entitled to exercise an Option granted under this Plan shall have any rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Option unless and until the Company, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which the Company securities may then be listed as well as any other requirements of law.

         16.3 This Plan shall continue in effect until the expiration of all Options granted under the Plan unless terminated earlier in accordance with
Article 14; provided, however, that it shall otherwise terminate ten years after the Effective Date.